UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2016

JRI
Nuveen Real Asset Income and Growth Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen Investments, Inc. Jay L. Rosenberg has been the lead portfolio manager and Jeffrey T. Schmitz, CFA, has been a co-manager since the Fund’s inception. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland have been co-managers since 2015.

Here the Fund’s portfolio management team reviews their management strategy and the performance of the Fund for the six-month period ended June 30, 2016.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2016?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the new Custom Blended Benchmark, which is an index we created to represent a model asset allocation for an income oriented-product providing investment exposure to real assets. Effective December 31, 2015, the Fund’s Custom Blended Benchmark constituents were changed to the following: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Barclays Global Capital Securities Index and 18% Barclays U.S. Corporate High Yield Bond Index. The custom blended benchmark change was made for three primary reasons. First, the management team believes the new benchmark better approximates what the Fund’s expected weighted average exposures to real estate and infrastructure common equity, preferred securities and debt are likely to look like over time. Second, the new benchmark should reduce the Fund’s performance differential as a result of country/currency exposures (the former Custom Blended Benchmark had a U.S. bias versus the more global universe of securities from which the Fund is constructed). Third, the management team believes the new Custom Blended Benchmark more accurately reflects the types of securities held by the Fund. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we maintained active asset allocation during the reporting period. We modestly reduced the Fund’s U.S. exposure to a little more than 59% of invested dollars, which is approximately 3% less than where it started the period. The shift was mostly because of a slight reduction in the high yield segment of the Fund’s portfolio as well as a reduction in real estate preferred shares. In the high yield space, we reduced on strength as spreads continued to narrow and a number of bonds performed very well on an absolute basis. We also lowered the Fund’s REIT preferred exposure slightly after the sector’s strong performance, which was driven by investors’ ongoing quest for yield in the midst of falling domestic interest rates. The underlying fundamentals within real estate remained strong relative to historic averages, while heightened uncertainty in Europe pushed investors increasingly toward U.S.-centric investments like commercial real estate, also benefiting the group. Our outlook for global growth remains somewhat sanguine which, combined with very easy global monetary policy, should keep interest rates relatively well contained in the absence of an unexpected uptick in global economic data. In turn, we believe this should benefit the higher yielding and longer asset duration companies we hold within infrastructure as well as real estate.

Where possible, we continued to shift the portfolio higher up the quality spectrum within the investable universe, and slightly down the yield ladder as a result. The broader allocation buckets of equities, preferred securities and high yield debt changed on the margin as we reallocated to areas we felt had better potential going forward. We will continue to make slight changes to the weights within those larger categories, while focusing on security selection as we attempt to add value with our bottom-up valuation methodology. Our preference within the preferred and debt portions of the portfolio is to own subordinated positions from higher quality companies, rather than more senior positions of lower quality companies.

In terms of portfolio weights, the Fund’s overall allocation to common equities ended the period at roughly 46%, while preferred securities equaled approximately 38% of the portfolio. Within common equity, we ended the period with about 28% of the portfolio allocated to infrastructure equities and about 18% invested in the REIT equity sector. While real estate fundamentals remain supportive, we believe that growth within the sector is beginning to slow a bit, especially in some of the larger coastal markets such as New York City and San Francisco. In most major property sectors, building prices are also well past 2007 peak prices, which may indicate that REITs are a little later in their cycle. As a result, within real estate we continued to have a modest underweight to REIT equities and, after trimming our REIT preferred holdings over the period, a very small underweight there as well.

The Fund’s high yield fixed income exposure ended the period at around 14% of the portfolio. Within the high yield portfolio, we continued to find attractive opportunities to add to REIT credits, especially in the health care, suburban office and industrial subsectors. Although high yield pipeline exposure remained our largest concentration at slightly less than 3% of the Fund’s overall portfolio, that exposure was down from 4% at the start of the reporting period. While our next three biggest concentrations were in data centers, real estate and hospitals, we continued to invest our high yield portfolio across the spectrum of infrastructure. Our outlook for the high yield sector for the remainder of 2016 is positive. However, we are bound to see some periods of softness given the rapid run-up in total returns over the past five months, coupled with headlines around the impact of Brexit, oil prices and other global concerns. We believe high yield remains attractive given the segment’s average current yield of more than 7%, the Fed’s on-hold status for the time being and the outlook for defaults to remain low away from already distressed credits within energy and metals/mining.

6	NUVEEN

How did the Fund perform during this six-month reporting period ended June 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2016. For the six-month reporting period ended June 30, 2016, the Fund’s total return at net asset value (NAV) outperformed its JRI Blended Index and the Morgan Stanley Capital International (MSCI) World Index.

With the backdrop of heightened volatility, dramatically falling interest rates and rebounding oil prices, all five “real asset” categories represented in the new JRI Blended Index produced positive absolute returns during the six-month reporting period. Benchmark results were led by the global infrastructure sector, which experienced strong gains of 14.09% as measured by the S&P Global Infrastructure Index, significantly outpacing both the broad U.S. equity market return of 3.84% as measured by the S&P 500 Index and the global equity market return of 0.66% as measured by the MSCI World Index. The more defensive global infrastructure universe held up much better during the period’s early equity market sell-off, and also rallied along with oil prices starting in mid-February. Later in the reporting period, continued concerns about global growth, political uncertainty in Europe thanks to the U.K.’s “Brexit” vote and declining interest rates led investors to again favor more defensive areas that are less sensitive to the global economic cycle such as infrastructure. The public commercial real estate sector posted a 9.38% return as measured by the FTSE EPRA/NAREIT Developed Index during the six-month period, also substantially outperforming the broader global equity markets. Real estate shares were supported by positive commercial real estate fundamentals as well as declining interest rates as the U.S. Federal Reserve (Fed) remained on hold, the European Central Bank embarked on additional monetary easing and U.K. voters shocked the markets with their Brexit vote. Rates for 10-year Treasuries, for example, fell from 2.27% at the start of the reporting period to 1.49% by June 30, 2016. High yield indexes recovered strongly after a rough start. Spreads contracted after widening substantially in the second half of 2015 amidst the “risk-off” environment due to the sustained downward movement in the price of crude oil. The overall high yield market, as measured by the Barclays U.S. High Yield Bond Index, produced a 9.06% return during the period. The preferred benchmarks for the Fund both turned in positive returns as well, but were somewhat muted relative to the other segments with the Wells Fargo Hybrid & Preferred Securities REIT Index gaining 6.81% and the Barclays Global Capital Securities Index up 3.16%.

The Fund continued to generate a consistent gross yield that remained above our overall yield hurdle, while producing a total return ahead of its JRI benchmark. As noted above, we attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The Fund’s outperformance relative to the blended benchmark was driven by favorable results across three of the five sections of its portfolio, led by the REIT common equity segment, followed by the infrastructure and REIT preferred segments. The Fund also significantly outperformed the MSCI World Index during the reporting period due to its focus on the more defensive areas of the market that performed well, as noted above, during a period of heightened market and oil price volatility and dramatically falling interest rates.

The most significant contributor to the Fund’s outperformance of its blended benchmark was the REIT common equity portion of the portfolio, mainly due to our security selection within the group. Our overweight to U.S. REITs, which generally outperformed global benchmarks, provided a tailwind to the portfolio, along with selection within that segment. Our focus on higher yielding companies in the portfolio led our health care and office positions to strongly outperform versus the benchmark constituents. These higher yielding holdings benefited from their defensive characteristics in the first few weeks of the period, along with upside participation in the remainder of the period while interest rates remained well in check. Also, our lack of exposure to the central business district of London aided the Fund’s results given the performance of the London property market after the U.K.’s vote to leave the EU.

Relative to the blended benchmark, the Fund also benefited from strong security selection in the infrastructure preferred space. Collectively, our holdings solidly outpaced the somewhat muted return of the overall sector; however, these gains were partially offset by an overweight position in the space. Some of our outperformance was the result of a

NUVEEN	7

Portfolio Managers’ Comments (continued)

lack of exposure to financial preferred securities, which make up a large percentage of the index, but that we do not own because of the Fund’s directive to own only infrastructure and real estate companies. Financial preferreds were adversely affected by the Brexit vote and declining interest rates. At the same time, our overweight position in electric utility preferreds benefited performance as the preponderance of issues in the Fund showed positive absolute returns. Utilities in general performed very well in the equity markets as defensive sectors were the leaders. In particular, two of the Fund’s U.S. electric utility preferreds that are convertible to equity provided the most outperformance as these securities traded in line with their equity brethren. In addition, our technology infrastructure preferreds, led by American Tower Corporation, performed very well during the reporting period.

In the REIT preferred segment, both our security selection within the office segment as well as our underweight to the group led the way in terms of positive attribution. Our Alexandria Real Estate Preferred position added the most value in terms of security selection, contributing to our outperformance of the benchmark as medical offices continued to perform well. The longer-term leases and healthy fundamentals in this defensive sector helped it perform well against the backdrop of higher uncertainty and declining interest rates.

The global infrastructure equity segment was the most significant detractor during the period as the holdings in the portfolio underperformed the benchmark names by approximately 1% in absolute terms. Although the Fund benefited from convertible preferred holdings in U.S. electric utilities, our positions in non-U.S. electric utility equities, as well as an underweight to this strongly performing area overall, hampered its results. An underweight to pipelines also detracted as the names remained highly correlated to the price of crude, which was up substantially from the lows hit earlier in the reporting period.

In the high yield portion of the portfolio, performance was hampered during the first five weeks of the reporting period by heightened concerns for the energy sector and independent power producers. The nearly 30% drop in oil prices from December 31, 2015 to February 11, 2016 was taken as a signal by the market that a global economic recession was imminent. The risk-averse environment in high yield caused the Fund’s holdings to underperform the index until mid-February, when investors returned to the asset class looking to benefit from the historically attractive credit spreads available. Risk appetites increased as the reporting period progressed as flows into high yield increased dramatically and investors started to look across all segments of the universe for relative performance. Issuance of new bonds during the period was historically quite low, further helping the technical backdrop for the high yield sector. The high yield portfolio’s relative performance improved substantially after the first five weeks of the reporting period, but still fell short of the high yield index.

The Fund shorted five-year U.S. Treasury futures contracts to reduce the duration of the Fund’s fixed income holdings as a hedge against potential increases in interest rates. These future contacts had a negative impact on performance during the reporting period.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts had a negative impact on performance during this reporting period.

As of June 30, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	28.49%
Regulatory Leverage*	28.49%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	June 30, 2016	Average Balance Outstanding	Draws	Paydowns	August 25, 2016
$74,500,000	$4,125,000	$(5,600,000)	$73,025,000	$70,014,698	$ —	$ —	$73,025,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

NUVEEN	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is as of June 30, 2016.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of June 30, 2016 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of June 30, 2016

Current Month Estimated Percentage of Distribution			Fiscal YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
82.0%	0.0%	18.0%	$0.6890	$0.5651	$ —	$0.1239

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2016

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1100	7.03%	7.62%	11.79%	3.67%	13.13%

SHARE REPURCHASES

During August 2016 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

10	NUVEEN

As of June 30, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JRI
Shares cumulatively repurchased and retired	27,600
Shares authorized for repurchase	980,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JRI
Shares repurchased and retired	17,800
Weighted average price per share repurchased and retired	$13.07
Weighted average discount per share repurchased and retired	17.34%

OTHER SHARE INFORMATION

As of June 30, 2016, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$18.79
Share price	$16.90
Premium/(Discount) to NAV	(10.06)%
6-month average premium/(discount) to NAV	(13.38)%

NUVEEN	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

12	NUVEEN

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NUVEEN	13

JRI

Nuveen Real Asset Income and Growth Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JRI at NAV	13.13%	7.62%	11.79%
JRI at Share Price	16.00%	7.33%	8.86%
Custom Blended Benchmark (New Comparative Benchmark)	9.33%	6.47%	7.88%
Custom Blended Benchmark (Old Comparative Benchmark)	10.24%	9.10%	8.06%
MSCI World Index	0.66%	(2.78)%	8.43%

Effective December 31, 2015, the Custom Blended Benchmark constituents were changed. The changes were made for three primary reasons. First, the management team believes the new benchmark better approximates what the Fund’s expected weighted average exposures to real estate and infrastructure common equity, preferred securities and debt are likely to look like over time. Second, the new benchmark should reduce the Fund’s performance differential as a result of country/currency exposures (the former Custom Blended Benchmark had a U.S. bias versus the more global universe of securities from which the Fund is constructed). Third, the management team believes the new Custom Blended Benchmark more accurately reflects the types of securities held by the Fund.

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	61.9%
Convertible Preferred Securities	9.2%
$25 Par (or similar) Retail Preferred	32.4%
Corporate Bonds	18.5%
Convertible Bonds	0.9%
$1,000 Par (or similar) Institutional Preferred	10.8%
Common Stock Rights	0.0%
Investment Companies	2.6%
Repurchase Agreements	3.0%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings	139.8%
Borrowings	(39.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Real Estate Investment Trust	39.7%
Electric Utilities	18.7%
Multi-Utilities	8.8%
Oil, Gas & Consumable Fuels	7.3%
Transportation Infrastructure	4.9%
Repurchase Agreements	2.1%
Other	18.5%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	1.8%
BBB	32.1%
BB or Lower	33.9%
N/R (not rated)	32.2%
Total	100%

Country Allocation

(% of total investments)1

United States	58.9%
Canada	9.4%
Australia	6.2%
United Kingdom	5.0%
Singapore	4.3%
Italy	2.7%
Other	13.5%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Snam Rete Gas S.p.A	3.9%
Enterprise Products Partnership LP	3.7%
National Grid PLC, Sponsored ADR	3.7%
Transurban Group	3.5%
Southern Company	3.0%

1	Excluding investments in derivatives.

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JRI; at this meeting the shareholders were asked to elect Board Members.

JRI
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	8,248,239
Withhold	260,933
Total	8,509,172
Judith M. Stockdale
For	8,220,903
Withhold	288,269
Total	8,509,172
Carole E. Stone
For	8,211,815
Withhold	297,357
Total	8,509,172
Margaret L. Wolff
For	8,227,160
Withhold	282,012
Total	8,509,172

16	NUVEEN

JRI

Nuveen Real Asset Income and Growth Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 136.3% (97.9% of Total Investments)

	COMMON STOCKS – 61.9% (44.4% of Total Investments)

	Air Freight & Logistics – 1.8%

109,726	BPost SA, (2)	$2,808,838
16,691	Oesterreichische Post AG, (2)	539,008
	Total Air Freight & Logistics	3,347,846

	Commercial Services & Supplies – 0.4%

42,556	Covanta Holding Corporation	700,046

	Diversified Telecommunication Services – 1.2%

1,206,505	HKBN Limited, (2)	1,272,540
291,491	Singapore Telecommunications Limited, (2)	900,304
	Total Diversified Telecommunication Services	2,172,844

	Electric Utilities – 9.2%

62,687	Alupar Investimento SA	270,864
1,038,771	AusNet Services, (2)	1,279,368
13,698	Brookfield Infrastructure Partners LP	619,972
397,211	Contact Energy Limited, (2)	1,474,643
320,445	EDP – Energias de Portugal, S.A., (2)	981,064
41,324	Endesa S.A, (2), (3)	829,186
2,455	Hafslund ASA, Class B Shares	19,948
1,054,301	HK Electric Investments Limited, (2)	982,426
840,285	Infratil Limited, (2)	1,918,190
54,781	Scottish and Southern Energy PLC, (2)	1,140,165
62,575	Southern Company	3,355,897
1,727,144	Spark Infrastructure Group, (2)	3,164,626
128,104	Transmissora Alianca de Energia Eletrica SA	772,062
	Total Electric Utilities	16,808,411

	Gas Utilities – 2.9%

6,181	AmeriGas Partners, LP	288,653
15,904	Enagas, (2)	485,871
748,279	Snam Rete Gas S.p.A, (2)	4,473,532
	Total Gas Utilities	5,248,056

	Health Care Providers & Services – 0.4%

62,995	Sienna Senior Living Inc., Subscription	833,302

	Independent Power & Renewable Electricity Producers – 2.1%

8,403	Brookfield Renewable Energy Partners LP	250,325
48,881	Brookfield Renewable Energy Partners LP	1,455,136
15,761	NextEra Energy Partners LP	478,819
3,443	Pattern Energy Group Inc.	79,086
336,983	Renewables Infrastructure Group Limited	436,272
98,445	Saeta Yield S.A, (2), (3)	989,864
15,593	TransAlta Renewables Inc.	161,247
	Total Independent Power & Renewable Electricity Producers	3,850,749

	Media – 0.3%

24,649	SES SA, (2)	527,674

	Multi-Utilities – 7.1%

38,525	CenterPoint Energy, Inc., (4)	924,600
270,989	Centrica PLC, (2)	819,468

NUVEEN	17

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Multi-Utilities (continued)

1,138,200	Duet Group, (2)	$2,134,814
103,166	Engie, (2)	1,656,501
56,384	National Grid PLC, Sponsored ADR	4,191,023
456,377	Redes Energeticas Nacionais SA, (2)	1,283,349
819,775	Vector Limited, (2)	1,930,937
	Total Multi-Utilities	12,940,692

	Oil, Gas & Consumable Fuels – 4.3%

11,939	AltaGas Limited	290,170
43,247	Enbridge Energy Partners LP	1,003,330
35,104	Enbridge Income Fund Holdings Inc.	871,113
143,261	Enterprise Products Partnership LP	4,191,817
23,656	Spectra Energy Corporation, (4)	866,519
80,581	Veresen Inc.	682,969
	Total Oil, Gas & Consumable Fuels	7,905,918

	Real Estate Investment Trust – 25.4%

260,164	AEW UK REIT PLC	334,221
5,215	Agree Realty Corporation	251,572
117,265	Armada Hoffler Properties Inc.	1,611,221
335,043	Ascendas Real Estate Investment Trust, (2)	620,071
52,336	Blackstone Mortgage Trust Inc., Class A	1,448,137
8,044	Camden Property Trust	711,251
40,747	CapitaMall Trust, (2)	64,789
607	Care Capital Properties, Inc.	15,909
33,186	CareTrust REIT Inc.	457,303
99	Chesapeake Lodging Trust	2,302
44,204	Choice Properties Real Estate Investment Trust	485,852
97,830	City Office REIT, Inc.	1,269,833
1,531	Cofinimmo, SANV, (2)	179,981
32,179	Colony Financial Inc.	493,948
55,982	Community Healthcare Trust Inc.	1,183,460
169,868	Crombie Real Estate Investment Trust	2,018,247
5,030	DiamondRock Hospitality Company	45,421
47,708	Easterly Government Properties, Inc.	941,279
19,741	Eurocommercial Properties NV, (2)	840,705
273,780	Fortune REIT, (2)	327,509
6,014	Four Corners Property Trust, Inc.	123,828
1,227,694	Frasers Centrepoint Trust, (2)	1,943,760
3,036,128	Frasers Logistics & Industrial Trust, (3)	2,141,134
42,603	Gaming and Leisure Properties Inc.	1,468,951
13,614	Health Care Property Investors Inc.	481,663
5,294	ICADE, (2)	372,011
89,001	Immobiliare Grande Distribuzione SIIQ SpA, (2)	72,866
35,319	Independence Realty Trust	288,909
82,477	InnVest Real Estate Investment Trust	444,959
28,663	Investors Real Estate Trust	185,450
623,703	Keppel DC REIT, (2)	514,932
156,887	Killam Apartment Real Estate I	1,541,001
3,836	LaSalle Hotel Properties	90,453
10,698	Lexington Corporate Properties Trust	108,157
57,142	Liberty Property Trust	2,269,680
19,936	LTC Properties Inc.	1,031,289
1,505,614	Mapletree Greater China Commercial Trust, (2)	1,132,657
228,659	Mapletree Logistics Trust, (2)	170,243
44,080	Medical Properties Trust Inc.	670,457
31,321	MGM Growth Properties LLC	835,644
1,877	Monmouth Real Estate Investment Corporation	24,889
20,609	New Senior Investment Group Inc.	220,104
134,888	NorthWest Healthcare Properties REIT	1,047,197
26,237	Omega Healthcare Investors Inc.	890,746
60,074	OneREIT	181,810
381,542	Parkway Life Real Estate Investment Trust, (2)	686,439
1,045	Pebblebrook Hotel Trust	27,431

18	NUVEEN

Shares	Description (1)			Value

	Real Estate Investment Trust (continued)

88,197	Physicians Realty Trust, (4)			$1,853,019
364,331	Plaza Retail REIT			1,370,524
358,985	Prologis Property Mexico SA de CV			584,153
287,185	Pure Industrial Real Estate Trust			1,144,783
35,413	Sabra Health Care Real Estate Investment Trust Inc.			730,747
33,641	Smart Real Estate Investment Trust			994,687
96,616	Spirit Realty Capital Inc., (4)			1,233,786
4,831	STAG Industrial Inc.			115,026
69,379	Starwood Property Trust Inc.			1,437,533
579,216	TF Administradora Industrial S de RL de CV			985,607
10,384	Universal Health Realty Income Trust			593,757
13,057	Urstadt Biddle Properties Inc.			323,553
113,010	VEREIT, Inc.			1,145,921
95,820	Vicinity Centres, (2)			239,056
25,832	Wereldhave NV, (2)			1,166,997
40,999	WPT Industrial Real Estate Investment Trust			451,809
	Total Real Estate Investment Trust			46,640,629

	Road & Rail – 0.1%

27,464	MTR Corporation, (2)			139,687

	Transportation Infrastructure – 6.4%

13,148	Abertis Infraestructuras S.A, (2)			194,296
75,684	Cosco Pacific Limited, (2)			75,467
3,895,559	Hopewell Highway Infrastructure Limited, (2)			1,948,108
3,027,688	Hutchison Port Holdings Trust, (2)			1,385,376
80,672	Jiangsu Expressway Company Limited, (2)			112,657
21,835	Macquarie Infrastructure Corporation, (4)			1,616,882
404,809	Sydney Airport, (2)			2,113,768
444,408	Transurban Group, (2)			4,002,679
227,591	Zhejiang Expressway Company Limited, (2)			214,717
	Total Transportation Infrastructure			11,663,950

	Water Utilities – 0.3%
380,249	Inversiones Aguas Metropolitanas SA			605,526
	Total Common Stocks (cost $101,767,922)			113,385,330

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 9.2% (6.6% of Total Investments)

	Electric Utilities – 2.9%

36,210	Exelon Corporation	6.500%	BB+	$1,786,601
50,847	NextEra Energy Inc.	6.371%	BBB	3,293,869
4,478	NextEra Energy Inc.	5.799%	BBB	298,727
	Total Electric Utilities			5,379,197

	Gas Utilities – 0.5%

16,253	Spire, Inc., (2)	6.750%	N/R	1,011,749

	Multi-Utilities – 1.0%

5,057	Black Hills Corp	7.750%	N/R	354,597
27,020	Dominion Resources Inc.	6.375%	Baa3	1,400,717
	Total Multi-Utilities			1,755,314

	Oil, Gas & Consumable Fuels – 0.6%

11,433	Anadarko Petroleum Corporation	7.500%	N/R	419,134
13,697	Kinder Morgan Inc., Delaware	9.750%	N/R	669,098
	Total Oil, Gas & Consumable Fuels			1,088,232

NUVEEN	19

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value

	Real Estate Investment Trust – 4.2%

39,660	Alexandria Real Estate Equities Inc., (2)	7.000%	Baa3	$1,351,538
26,450	American Tower Corporation	5.500%	N/R	2,970,864
33,972	EPR Properties Inc.	9.000%	BB	1,271,232
13,542	EPR Properties Inc.	5.750%	BB	412,760
9,511	Equity Commonwealth	6.500%	Ba1	250,425
706	FelCor Lodging Trust Inc., Series A.	1.950%	CCC	17,784
3,772	Lexington Corporate Properties Trust, Series B	6.500%	N/R	190,071
16,692	Ramco-Gershenson Properties Trust	7.250%	N/R	1,177,120
	Total Real Estate Investment Trust			7,641,794
	Total Convertible Preferred Securities (cost $14,679,825)			16,876,286

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 32.4% (23.3% of Total Investments)

	Electric Utilities – 7.2%

7,138	APT Pipelines Limited	6.840%	N/R	$541,136
75,460	Entergy Arkansas Inc., (2)	6.450%	Baa3	1,898,294
39,158	Entergy New Orleans, Inc.	5.500%	A-	1,051,392
20,451	Entergy Texas Inc.	5.625%	A-	549,109
5	Gulf Power Company, (2)	5.600%	Baa1	518
47,684	Integrys Energy Group Inc., (2)	6.000%	Baa1	1,287,468
55,463	NextEra Energy Inc.	5.250%	BBB	1,424,844
39,698	NextEra Energy Inc.	5.000%	BBB	1,039,691
41,809	Pacific Gas & Electric Corporation	6.000%	BBB+	1,350,431
84,839	PPL Capital Funding, Inc.	5.900%	BBB	2,282,169
26,736	SCE Trust I	5.625%	Baa1	709,306
38,161	SCE Trust V	5.450%	Baa1	1,089,497
	Total Electric Utilities			13,223,855

	Independent Power & Renewable Electricity Producers – 0.2%

20,872	Brookfield Renewable Partners	5.750%	BB+	407,763

	Multi-Utilities – 1.0%

20,254	DTE Energy Company	5.250%	Baa1	522,958
52,148	DTE Energy Company	5.375%	Baa1	1,356,891
	Total Multi-Utilities			1,879,849

	Oil, Gas & Consumable Fuels – 0.7%

16,547	Nustar Logistics Limited Partnership	7.625%	Ba2	411,193
41,998	Pembina Pipeline Corporation	5.750%	BB+	840,643
	Total Oil, Gas & Consumable Fuels			1,251,836

	Real Estate Investment Trust – 23.0%

21,456	American Homes 4 Rent	6.350%	N/R	538,331
3,399	American Homes 4 Rent	5.500%	N/R	90,175
22,750	American Homes 4 Rent	5.000%	N/R	608,790
56,118	American Homes 4 Rent	6.500%	N/R	1,474,220
27,909	American Homes 4 Rent	5.000%	N/R	749,357
11,622	Apartment Investment & Management Company	6.875%	BB	313,794
16,867	Apollo Commercial Real Estate Finance	8.625%	N/R	427,578
30,221	Arbor Realty Trust Incorporated	7.375%	N/R	769,124
58,554	CBL & Associates Properties Inc.	6.625%	BB	1,445,698
111,655	Cedar Shopping Centers Inc., Series A	7.250%	N/R	2,898,564
31,159	Chesapeake Lodging Trust	7.750%	N/R	821,663
16,270	Colony Financial Inc.	7.500%	N/R	400,405
51,818	Colony Financial Inc.	7.125%	N/R	1,212,023
18,605	Colony Financial Inc.	8.500%	N/R	474,428
21,505	Coresite Realty Corporation	7.250%	N/R	568,807
31,165	Corporate Office Properties Trust	7.375%	BB	809,667
60,494	Digital Realty Trust Inc.	6.350%	Baa3	1,606,116
20,738	Dupont Fabros Technology	6.625%	Ba2	566,147

20	NUVEEN

Shares		Description (1)	Coupon		Ratings (5)	Value

		Real Estate Investment Trust (continued)

11,998		EPR Properties Inc.	6.625%		Baa3	$316,867
397		Equity Lifestyle Properties Inc.	6.750%		N/R	10,509
28,585		General Growth Properties	6.375%		N/R	765,220
54,271		Gramercy Property Trust	7.125%		N/R	1,422,443
48,703		Hersha Hospitality Trust	6.875%		N/R	1,266,278
52,238		Hersha Hospitality Trust	6.500%		N/R	1,321,099
47,570		Investors Real Estate Trust	7.950%		N/R	1,246,334
3,072		LaSalle Hotel Properties	6.375%		N/R	78,213
49,348		LaSalle Hotel Properties	6.300%		N/R	1,276,139
8,903		Northstar Realty Finance Corporation	8.750%		N/R	222,664
84,377		Pebblebrook Hotel Trust	6.500%		N/R	2,161,739
41,619		Pebblebrook Hotel Trust	6.375%		N/R	1,119,135
13,444		Post Properties, Inc., Series A	8.500%		Baa3	900,748
13,776		Rait Financial Trust	7.125%		N/R	337,512
23,752		Saul Centers, Inc.	6.875%		N/R	634,178
2,219		STAG Industrial Inc.	9.000%		BB+	57,627
35,775		STAG Industrial Inc.	6.875%		BB+	926,574
49,212		Summit Hotel Properties Inc.	7.875%		N/R	1,292,799
73,988		Summit Hotel Properties Inc.	7.125%		N/R	1,917,769
25,232		Summit Hotel Properties Inc.	6.450%		N/R	637,108
62,998		Sunstone Hotel Investors Inc.	6.450%		N/R	1,636,688
13,254		Taubman Centers Incorporated, Series K	6.250%		N/R	345,267
39,441		Taubman Centers Incorporated, Series J	6.500%		N/R	1,025,860
32,957		UMH Properties Inc.	8.000%		N/R	880,611
35,399		Urstadt Biddle Properties	7.125%		N/R	938,781
68,785		Urstadt Biddle Properties	6.750%		N/R	1,870,952
3,854		VEREIT, Inc.	6.700%		N/R	99,819
24,535		WP GLIMCHER, Inc.	7.500%		Ba1	629,077
36,586		WP GLIMCHER, Inc.	6.875%		Ba1	948,309
		Total Real Estate Investment Trust				42,061,206

		Trading Companies & Distributors – 0.3%

21,500		GATX Corporation	5.625%		BBB	540,510
		Total $25 Par (or similar) Retail Preferred (cost $56,616,345)				59,365,019

Principal Amount (000)(6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 18.5% (13.3% of Total Investments)

		Commercial Services & Supplies – 2.0%

$980		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$994,700
541		Casella Waste Systems Inc.	7.750%	2/15/19	B	552,158
1,280		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,241,600
890		GFL Environmental Corporation, 144A	9.875%	2/01/21	B	947,850
		Total Commercial Services & Supplies				3,736,308

		Construction & Engineering – 0.3%

4,500	NOK	VV Holding AS, 144A	6.370%	7/10/19	N/R	519,164

		Consumer Finance – 0.1%

195		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B-	187,200

		Diversified Telecommunication Services – 1.6%

825		CyrusOne LP Finance	6.375%	11/15/22	B+	858,000
1,140		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB-	1,157,100
1,025		SBA Communications Corporation	4.875%	7/15/22	B	1,017,313
		Total Diversified Telecommunication Services				3,032,413

		Electric Utilities – 0.2%

475		Intergen NV, 144A	7.000%	6/30/23	B+	336,063

NUVEEN	21

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)(6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Energy Equipment & Services – 0.1%

$320		Compressco Partners LP / Compressco Finance Corporation	7.250%	8/15/22	B-	$262,400

		Gas Utilities – 1.5%

535		AmeriGas Finance LLC	7.000%	5/20/22	Ba2	564,757
877		Ferrellgas LP	6.750%	1/15/22	B+	798,070
665		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	641,725
685		Suburban Propane Partners LP	5.750%	3/01/25	BB-	673,012
		Total Gas Utilities				2,677,564

		Health Care Equipment & Supplies – 0.3%

535		Tenet Healthcare Corporation	8.125%	4/01/22	B-	548,268

		Health Care Providers & Services – 1.7%

325		Acadia Healthcare	5.625%	2/15/23	B	318,500
620		Community Health Systems, Inc.	6.875%	2/01/22	B+	542,500
605		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	581,178
795		Kindred Healthcare Inc.	6.375%	4/15/22	B-	709,538
360		Lifepoint Health Inc.	5.875%	12/01/23	Ba2	374,400
529		Select Medical Corporation	6.375%	6/01/21	B-	507,840
		Total Health Care Providers & Services				3,033,956

		Independent Power & Renewable Electricity Producers – 0.3%

815		GenOn Energy Inc.	9.500%	10/15/18	CCC+	647,925

		Internet Software & Services – 0.5%

865		Equinix Inc.	5.750%	1/01/25	BB	895,275

		IT Services – 0.5%

910		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B-	928,200

		Marine – 0.2%

585		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B-	412,425

		Media – 0.2%

305		Lamar Media Corporation, 144A	5.750%	2/01/26	Ba1	317,392

		Multi-Utilities – 0.5%

700	GBP	RWE AG, Reg S	7.000%	3/29/49	BB+	911,698

		Oil, Gas & Consumable Fuels – 3.2%

915		Calumet Specialty Products	7.625%	1/15/22	CCC+	647,362
340		Crestwood Midstream Partners LP	6.125%	3/01/22	BB-	312,249
655		Energy Transfer Equity LP	5.500%	6/01/27	BB+	615,700
510		Gibson Energy, 144A	6.750%	7/15/21	BB	507,450
435		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	362,138
25		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	20,875
615		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B-	568,875
667		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB-	606,970
255		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB-	223,762
550		Northern Tier Energy LLC	7.125%	11/15/20	BB-	559,625
570		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	501,600
550		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	563,750
460		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B	395,600
		Total Oil, Gas & Consumable Fuels				5,885,956

		Real Estate Investment Trust – 2.7%

770		Corporate Office Properties LP	5.000%	7/01/25	BBB-	812,100
1,030		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	1,066,050
160		EPR Properties Inc.	4.500%	4/01/25	Baa2	158,746
655		Geo Group Inc.	6.000%	4/15/26	Ba3	661,550

22	NUVEEN

Principal Amount (000)(6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Real Estate Investment Trust (continued)

$545		Omega Healthcare Investors Inc.	4.500%	4/01/27	BBB-	$543,120
855		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	866,756
600		Trust F/1401, 144A	5.250%	1/30/26	Baa2	610,500
205		Vereit Operating Partner	4.600%	2/06/24	BB+	206,537
		Total Real Estate Investment Trust				4,925,359

		Real Estate Management & Development – 0.9%

705		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	708,525
955		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB-	931,125
		Total Real Estate Management & Development				1,639,650

		Road & Rail – 0.3%

645		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	638,550

		Software – 0.5%

880		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	878,900

		Transportation Infrastructure – 0.4%

635		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	663,575

		Wireless Telecommunication Services – 0.5%

945		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	862,312
		Total Corporate Bonds (cost $35,268,976)				33,940,553

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CONVERTIBLE BONDS – 0.9% (0.7% of Total Investments)

		Multi-Utilities – 0.5%

$1,005		Dominion Resources Inc.	5.750%	10/01/54	BBB–	$999,975

		Oil, Gas & Consumable Fuels – 0.4%

1,050		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	756,000
$2,055		Total Convertible Bonds (cost $2,020,265)				1,755,975

Principal Amount (000)(6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.8% (7.7% of Total Investments)

		Diversified Financial Services – 0.4%

$720		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$737,100

		Electric Utilities – 6.6%

1,490		AES Gener SA, 144A	8.375%	12/18/73	BB	1,575,675
635		ComEd Financing III	6.350%	3/15/33	Baa2	688,169
4,155		Emera, Inc.	6.750%	6/15/76	BBB–	4,213,170
1,290		Enel SpA, 144A	8.750%	9/24/73	BBB–	1,468,988
1,100	EUR	Energias de Portugal, SA, Reg S	5.375%	9/16/75	Ba2	1,210,690
530		FPL Group Capital Inc.	6.350%	10/01/66	BBB	421,349
1,750	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	2,440,347
		Total Electric Utilities				12,018,388

		Energy Equipment & Services – 2.1%

890	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	967,677
3,215		Transcanada Trust	5.625%	5/20/75	BBB	2,965,837
		Total Energy Equipment & Services				3,933,514

NUVEEN	23

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Principal Amount (000)(6)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Multi-Utilities – 0.6%

$915	GBP	Centrica PLC, Reg S	5.250%	4/10/75	BBB	$1,148,053

		Oil, Gas & Consumable Fuels – 0.9%

1,555		Enterprise Products Operating LP, (4)	7.034%	1/15/68	Baa2	1,638,961

		Transportation Infrastructure – 0.2%

250	EUR	Eurogate GmbH	6.750%	N/A (7)	N/R	286,752
		Total $1,000 Par (or similar) Institutional Preferred (cost $19,889,631)				19,762,768

Shares		Description (1)				Value

		COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

		Utilities – 0.0%

8,476		Alupar Investimento SA				$4,090
		Total Common Stock Rights (cost $0)				4,090

Shares		Description (1), (8)				Value

		INVESTMENT COMPANIES – 2.6% (1.9% of Total Investments)

496		3i Infrastructure PLC				$1,176
794,900		John Laing Infrastructure Fund				1,354,509
7,664,348		Keppel Infrastructure Trust, (2)				2,822,723
420,931		Starwood European Real Estate Finance Limited				592,585
		Total Investment Companies (cost $4,871,462)				4,770,993
		Total Long-Term Investments (cost 235,114,426)				249,861,014

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 3.0% (2.1% of Total Investments)

		REPURCHASE AGREEMENTS – 3.0% (2.1% of Total Investments)

$5,406		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $5,406,186, collateralized by: $4,675,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $5,165,875 and $330,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $350,213	0.030%	7/01/16		$5,406,181
		Total Short-Term Investments (cost $5,406,181)				5,406,181
		Total Investments (cost $249,520,607) – 139.3%				255,267,195
		Borrowings – (39.8)% (9), (10)				(73,025,000)
		Other Assets Less Liabilities – 0.5% (11)				1,011,970
		Net Assets – 100%				$183,254,165

24	NUVEEN

Investments in Derivatives as of June 30, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annua lized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termina tion Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$29,250,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	1/03/17	12/01/18	12/01/20	$(855,155)	$(1,130,274)
JPMorgan Chase Bank, N.A.	29,250,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	1/03/17	12/01/20	12/01/22	(1,653,802)	(2,050,119)
	$58,500,000								$(2,508,957)	$(3,180,393)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	Perpetual security. Maturity date is not applicable.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	Borrowings as a percentage of total investments is 28.6%.

(10)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $166,292,073 have been pledged as collateral for borrowings.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	25

Statement of Assets and Liabilities	June 30, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $235,114,426)	$249,861,014
Short-term investments, at value (cost approximates value)	5,406,181
Cash	8,069
Cash denominated in foreign currencies (cost $17,903)	17,856
Interest rate swaps premiums paid	671,436
Receivable for:
Dividends	1,068,065
Interest	869,576
Investments sold	3,942,023
Reclaims	64,668
Other assets	14,009
Total assets	261,922,897
Liabilities
Borrowings	73,025,000
Unrealized depreciation on interest rate swaps	3,180,393
Payable for:
Dividends	1,029,532
Investments purchased	1,127,392
Accrued expenses:
Interest on borrowings	5,242
Management fees	197,794
Trustees fees	10,305
Other	93,074
Total liabilities	78,668,732
Net assets	$183,254,165
Shares outstanding	9,752,650
Net asset value (“NAV”) per share outstanding	$18.79
Net assets consist of:
Shares, $0.01 par value per share	$97,527
Paid-in surplus	182,089,173
Undistributed (Over-distribution of) net investment income	(513,021)
Accumulated net realized gain (loss)	(9,979,073)
Net unrealized appreciation (depreciation)	11,559,559
Net assets	$183,254,165
Authorized shares	Unlimited

See accompanying notes to financial statements.

26	NUVEEN

Statement of Operations	Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $222,609)	$6,234,184
Interest	1,871,950
Other	4,843
Total investment income	8,110,977
Expenses
Management fees	1,146,489
Interest expense on borrowings	455,905
Custodian fees	98,438
Trustees fees	3,386
Professional fees	22,464
Shareholder reporting expenses	25,991
Shareholder servicing agent fees	103
Stock exchange listing fees	3,895
Investor relations expenses	50,562
Other	10,613
Total expenses	1,817,846
Net investment income (loss)	6,293,131
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(4,813,146)
Futures contracts	(87,991)
Swaps	(35,238)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	22,138,775
Futures contracts	(14,676)
Swaps	(2,026,984)
Net realized and unrealized gain (loss)	15,160,740
Net increase (decrease) in net assets from operations	$21,453,871

See accompanying notes to financial statements.

NUVEEN	27

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$6,293,131	$11,568,519
Net realized gain (loss) from:
Investments and foreign currency	(4,813,146)	(4,337,030)
Futures contracts	(87,991)	(172,625)
Swaps	(35,238)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	22,138,775	(15,516,985)
Futures contracts	(14,676)	19,342
Swaps	(2,026,984)	(1,312,102)
Net increase (decrease) in net assets from operations	21,453,871	(9,750,881)
Distributions to Shareholders
From and in excess of net investment income	(6,721,792)	—
From net investment income	—	(11,215,494)
From accumulated net realized gains	—	(412,887)
Return of capital	—	(3,762,072)
Decrease in net assets from distributions to shareholders	(6,721,792)	(15,390,453)
Capital Share Transactions
Cost of shares repurchased and retired	(233,002)	(144,925)
Net increase (decrease) in net assets from capital share transactions	(233,002)	(144,925)
Net increase (decrease) in net assets	14,499,077	(25,286,259)
Net assets at the beginning of period	168,755,088	194,041,347
Net assets at the end of period	$183,254,165	$168,755,088
Undistributed (Over-distribution of) net investment income at the end of period	$(513,021)	$(84,360)

See accompanying notes to financial statements.

28	NUVEEN

Statement of Cash Flows	Six Months Ended June 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$21,453,871
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(132,403,005)
Proceeds from sales and maturities of investments	138,751,415
Proceeds from (Purchases of) short-term investments, net	(3,007,772)
Proceeds from (Payments for) cash denominated in foreign currencies, net	30,516
Premiums received (paid) for interest rate swaps	(671,436)
Capital gain and return of capital distributions from investments	328,914
Amortization (Accretion) of premiums and discounts, net	39,162
(Increase) Decrease in:
Cash collateral at brokers	78,705
Receivable for dividends	126,319
Receivable for interest	172,631
Receivable for investments sold	(1,839,323)
Receivable for reclaims	14,698
Other assets	(3,384)
Increase (Decrease) in:
Payable for investments purchased	(418,453)
Payable for variation margin on futures contracts	(7,031)
Accrued interest on borrowings	761
Accrued management fees	(473)
Accrued Trustees fees	105
Accrued other expenses	10,250
Net realized gain (loss) from:
Investments and foreign currency	4,813,146
Swaps	35,238
Change in net unrealized (appreciation) of:
Investments and foreign currency	(22,138,775)
Swaps	2,026,984
Net cash provided by (used in) operating activities	7,393,063
Cash Flows from Financing Activities:
Proceeds from borrowings	4,125,000
Repayment of borrowings	(5,600,000)
Cash distributions paid to shareholders	(5,692,260)
Cost of shares repurchased and retired	(233,002)
Net cash provided by (used in) financing activities	(7,400,262)
Net Increase (Decrease) in Cash	(7,199)
Cash at the beginning of period	15,268
Cash at the end of period	$8,069

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$455,144

See accompanying notes to financial statements.

NUVEEN	29

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discount from Shares Repurchased and Retired
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total			Offering Costs	Ending NAV	Ending Share Price
Year Ended 12/31:
2016(f)	$17.27	$0.65	$1.55	$2.20	$(0.69)**	$—	$—	$(0.69)	$0.01		$—	$18.79	$16.90
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	—	17.27	15.24
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—		—	19.84	18.88
2013	20.34	1.53	0.37	1.90	(1.65)	(1.75)	—	(3.40)	—		—	18.84	16.75
2012(d)	19.10	0.94	1.53	2.47	(0.88)	(0.31)	—	(1.19)	—		(0.04)	20.34	18.67

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016(f)	$73,025	$3,509
2015	74,500	3,265
2014	81,500	3,381
2013	87,500	3,106
2012(d)	78,000	3,550

30	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

13.13%	16.00%	$183,254	2.16	%***	7.47	%***	55%
(5.39)	(11.72)	168,755	2.12		6.24		96
20.58	30.14	194,041	1.91		6.66		139
9.35	7.88	184,249	1.95		7.30		188
12.93	(0.68)	198,897	1.65	***	7.11	***	114

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2016(f)	0.54	%***
2015	0.52
2014	0.37
2013	0.40
2012(d)	0.27	***

(d)	For the period April 25, 2012 (commencement of operations) through December 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2016.
*	Rounds to less than $0.01.
**	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2016 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders).
***	Annualized.

See accompanying notes to financial statements.

NUVEEN	31

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed- end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is June 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions including the Fund’s use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its managed assets.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other

32	NUVEEN

claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not Iisted on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as LeveI 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S. traded stock, adjusted as appropriate for the underlying to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

lnvestments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from

34	NUVEEN

security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$63,274,191	$50,111,139	***	$—	$113,385,330
Convertible Preferred Securities	14,512,999	2,363,287	***	—	16,876,286
$25 Par (or similar) Retail Preferred	56,178,739	3,186,280	***	—	59,365,019
Corporate Bonds	—	33,940,553		—	33,940,553
Convertible Bonds	—	1,755,975		—	1,755,975
$1,000 Par (or similar) Institutional Preferred	—	19,762,768		—	19,762,768
Common Stock Rights	4,090	—		—	4,090
Investment Companies	4,770,993	—		—	4,770,993

Short-Term Investments:
Repurchase Agreements	—	5,406,181		—	5,406,181

Investments in Derivatives:
Interest Rate Swaps**	—	(3,180,393)		—	(3,180,393)
Total	$138,741,012	$113,345,790		$—	$252,086,802
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Common Stocks	$605,526	$(1,930,937)	$1,930,937	$(605,526)	$—	$—
$25 Par (or similar) Retail Preferred	541,136	—	—	(541,136)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$23,857,519	9.4%
Australia	15,917,767	6.2
United Kingdom	12,727,546	5.0
Singapore	10,997,051	4.3
Italy	6,844,571	2.7
Other	34,697,490	13.5
Total non-U.S. Securities	$105,041,944	41.1%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$5,406,181	$(5,406,181)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

36	NUVEEN

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted short-term U.S. Treasury futures contracts to reduce the duration of the Fund’s fixed income holdings as a hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$1,972,005
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(87,991)	$(14,676)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$58,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(3,180,393)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$ —	$(3,180,393)	$ —	$(3,180,393)	$2,360,108	$(820,285)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

38	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(35,238)	$(2,026,984)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/16	Year Ended 12/31/15
Shares repurchased and retired	(17,800)	(9,800)
Weighted average:
Price per share repurchased and retired	$13.07	$14.77
Discount per share repurchased and retired	17.34%	15.88%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $132,403,005 and $138,751,415, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$242,263,942
Gross unrealized:
Appreciation	$20,607,085
Depreciation	(7,603,832)
Net unrealized appreciation (depreciation) of investments	$13,003,253

Permanent differences, primarily due to bond premium amortization, treatment of notional principal contracts, complex securities character adjustments, federal taxes paid, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2015, the Fund’s last tax year end, as follows:
Paid-in surplus	$11,245
Undistributed (Over-distribution of) net investment income	(274,183)
Accumulated net realized gain (loss)	262,938

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2015, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$11,215,494
Distributions from net long-term capital gains	412,887
Return of capital	3,762,072
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2015, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$3,353,122

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

40	NUVEEN

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2016 the complex-level fee for the Fund was 0.1614%.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowings Arrangements

Borrowings

The Fund has entered into borrowings arrangements as a means of leverage.

The Fund has a $79.5 million (maximum commitment amount) prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”). During May, 2016, the Fund amended its Borrowings with BNP and increased its maximum commitment amount from $74.5 million to $79.5 million. All other terms of the Borrowings remained unchanged. As of the end of the reporting period, the outstanding balance on these Borrowings was $73 million.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $70.0 million and 1.29%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund did not have any Hypothecated Securities. During the current fiscal period, the Fund earned Rehypothecation Fees of $4,843 which is recognized as “Other income” on the Statement of Operations.

42	NUVEEN

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Shares Repurchased	17,800

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	43

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■	Custom Blended Benchmark (Old Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA/Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Barclays U.S. Corporate High Yield Bond Index	An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA/Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

■	Custom Blended Benchmark (New Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

44	NUVEEN

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	45

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

46	NUVEEN

Annual Investment

Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

NUVEEN	47

Annual Investment Management Agreement Approval Process (continued)

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

48	NUVEEN

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one- and three-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

NUVEEN	49

Annual Investment Management Agreement Approval Process (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and second quartile in the three-year period. The Board noted that while the Fund underperformed its recognized benchmark in the one- and three-year periods and its blended benchmark in the one-year period, the Fund outperformed its blended benchmark in the three-year period. The Board determined that the Fund’s performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were higher than the peer averages. They considered that the higher net expense ratio was generally due to additional costs associated with changing the Fund’s leverage facility and a reduction in the peer group average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

50	NUVEEN

The Board recognized that the Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had a sub-adviser, its management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fee for the Fund is paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

NUVEEN	51

Annual Investment Management Agreement Approval Process (continued)

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

52	NUVEEN

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	53

Notes

54	NUVEEN

Notes

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-M-0616D        18673-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)*
Period*	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	AVERAGE PRICE PAID PER SHARE (OR UNIT)	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JANUARY 1-31, 2016	17,800	$13.07	17,800	952,400
FEBRUARY 1-29, 2016	0		0	952,400
MARCH 1-31, 2016	0		0	952,400
APRIL 1-30, 2016	0		0	952,400
MAY 1-31, 2016	0		0	952,400
JUNE 1-30, 2016	0		0	952,400
TOTAL	17,800

*	The registrant’s repurchase program, for the repurchase of 980,000 shares, was authorized August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016